UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On April 30, 2010, Toys “R” Us, Inc. (the “Company”) provided audited consolidated financial statements for its wholly-owned subsidiary Toys “R” Us Property Company I, LLC (“TRU Propco I”) (the “TRU Propco I Consolidated Financial Statements”) to the administrative agents under the indenture for TRU Propco I’s 10.75% Senior Notes due 2017 (the “Notes”). The TRU Propco I Consolidated Financial Statements include:

•	Consolidated Balance Sheets as of January 30, 2010 and January 31, 2009;

•	Consolidated Statements of Operations for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Consolidated Statements of Cash Flows for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Consolidated Statements of Changes in Member’s Capital (Deficit) for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Notes to Consolidated Financial Statements;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Schedule III – Real Estate and Accumulated Depreciation as of January 30, 2010.

A copy of the TRU Propco I Consolidated Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

On April 30, 2010, the Company provided audited financial statements for its wholly-owned subsidiaries Toys “R” Us Property Company II, LLC (“TRU Propco II”) (the “TRU Propco II Financial Statements”) to the administrative agents under the indenture for TRU Propco II’s 8.50% Senior Secured Notes due 2017 (the “Secured Notes”). The TRU Propco II Financial Statements include:

•	Balance Sheets as of January 30, 2010 and January 31, 2009;

•	Statements of Operations for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Statements of Cash Flows for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Statements of Changes in Member’s Deficit for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Notes to Financial Statements;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Schedule III – Real Estate and Accumulated Depreciation as of January 30, 2010.

A copy of the TRU Propco II Financial Statements is attached as Exhibit 99.2 to this report and is incorporated herein by reference into this Item 7.01.

On April 30, 2010, the Company also provided audited consolidated financial statements for its wholly-owned subsidiary Toys “R” Us-Delaware, Inc. (“Toys-Delaware”) (the “Toys-Delaware Consolidated Financial Statements”) to the administrative agents under the indenture for the Notes and Secured Notes. The Toys-Delaware Consolidated Financial Statements include:

•	Consolidated Statements of Operations for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Consolidated Balance Sheets as of January 30, 2010 and January 31, 2009;

•	Consolidated Statements of Cash Flows for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Consolidated Statements of Stockholder’s Equity for fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008;

•	Notes to the Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the Toys-Delaware Consolidated Financial Statements is attached as Exhibit 99.3 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	TRU Propco I Consolidated Financial Statements.

99.2	TRU Propco II Financial Statements.

99.3	Toys-Delaware Consolidated Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: April 30, 2010	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	TRU Propco I Consolidated Financial Statements.

99.2	TRU Propco II Financial Statements.

99.3	Toys-Delaware Consolidated Financial Statements.